SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: March 2, 2000




                             iNTELEFILM CORPORATION
             (Exact name of registrant as specified in its charter)


    MINNESOTA                    0-21534                        41-1663712
    ---------                    -------                        ----------
 (State or other          (Commission File No.)           (IRS Employer ID No.)
  jurisdiction
of incorporation)


             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416
             ------------------------------------------------------
                    (Address of principal executive offices)

                                 (612) 925-8840
                                 --------------
              (Registrant's telephone number, including area code)

                Children's Broadcasting Corporation (former name)

ITEM 5.  OTHER EVENTS.

         (a) Reference is made to the Press Release issued to the public by the Registrant on March 2, 2000, and attached hereto as an exhibit, relating to the engagement of Spot Rocket as a provider of digital encoding services and related video delivery expertise to inteleSource.org, a service housed within webADTV.com, Inc., a wholly-owned subsidiary of the Registrant.

         (b) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB, as amended, for the year ended December 31, 1998.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release dated March 2, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2000                  iNTELEFILM CORPORATION



                                      BY:           /s/ James G. Gilbertson
                                                    -----------------------
                                                    James G. Gilbertson
                                      ITS:          Chief Operating Officer

                                  EXHIBIT INDEX

99.1     Press Release dated March 2, 2000.